Securities Act File No. 333-131820

ICA No. 811- 21853

As filed with the Securities and Exchange Commission on May 16 , 2007

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                [   ]

                                                                        Pre-Effective Amendment No. ____

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                                                                        Post-Effective Amendment No. __ 6 __

[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                [   ]

                                                                                Amendment No.      9 _

                                                                 [X]

(Check Appropriate Box or Boxes)

Northern Lights Variable Trust

(Exact Name of Registrant as Specified in Charter)

                                                                    450 Wireless Blvd.

Hauppauge, NY  11788

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(631) 470-2600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copies to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202 513-352-6725 (phone) 513-241-4771 (fax)	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616 (phone) (631) 470-2702 (fax)

  Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

( X )

immediately upon filing pursuant to paragraph (b).

( )

on (date) pursuant to paragraph (b).

( )

60 days after filing pursuant to paragraph (a)(1).

( )

on (date) pursuant to paragraph (a)(1).

( )

75 days after filing pursuant to paragraph (a)(2).

( )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate check the following box:

( )

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CRITICAL MATH PORTFOLIO

A Series of the Northern Lights Variable Trust

1-866-263-9260

www.unusualfund.com

PROSPECTUS

May 1, 2007

This Prospectus provides important information about the Portfolio that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

RISK/RETURN SUMMARY
PERFORMANCE
FEES AND EXPENSES
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT ADVISER
NET ASSET VALUE
HOW TO PURCHASE AND REDEEM SHARES
TAX STATUS
DIVIDENDS AND DISTRIBUTIONS
MARKET TIMING
DISTRIBUTION OF SHARES
VOTING AND MEETINGS
FINANCIAL HIGHLIGHTS
NOTICE OF PRIVACY POLICY & PRACTICES

See the Portfolio’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes the Critical Math Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust, a Delaware statutory trust (the “Trust”).  The Portfolio is an investment vehicle for variable annuity contracts. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain unregistered separate accounts.  Shares of the Portfolio are offered only to one life insurance company and its separate accounts to fund the benefits of variable annuity contracts and flexible premium variable life insurance policies, and to qualified pension and retirement plans and unregistered separate accounts.  Shares are not offered to the general public.

This Prospectus includes important information about the Portfolio that you should know before investing.  You should read this Prospectus and keep it for future reference.  You should also read the separate account prospectus for the variable annuity contract that you want to purchase.  That prospectus contains information about the contract, the separate accounts and expenses related to purchasing a variable annuity contract.

Although the Portfolio has the same or similar investment objectives and strategies as a similarly named publicly available fund advised by Critical Math Advisors LLC (the “Adviser”), the Portfolio:

•

Is not the same fund as the publicly available fund;

•

Is not the same size as the publicly available fund; and

•

Has different performance, fees and expenses than the publicly available fund.

Investment Objective

The Portfolio is a diversified, open-end investment company that seeks growth and risk-adjusted total return.  The Portfolio’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The principal investment strategy of the Portfolio is to invest in open-end and closed-end investment companies and unit investment trusts (collectively, the “Underlying Funds”) and (ii) equity and debt securities including American Depositary Receipts (“ADRs”).

Said Underlying Funds may include Exchange-Traded Funds (“ETFs”) that can be either open-end investment companies or unit investment trusts, and are generally designed to provide investment results that correspond to a securities index.

The Underlying Funds also include high beta index funds (“HBIFs”), which are mutual funds and ETFs that track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis. For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%). The Portfolio typically will not invest directly in swaps, futures and options or directly leverage the Fund’s portfolio, but may do so when deemed appropriate by the Adviser in accordance with its proprietary models.

Equity securities in which the Portfolio will invest include, but are not limited to, common and preferred stock of all capitalization levels, convertible securities, and warrants.  The Portfolio may purchase ADRs through sponsored or unsponsored facilities.  The Portfolio typically will not invest directly in foreign securities, but will, in any case, limit such direct foreign investments to 25% of its net assets.

The Fund’s name, “Critical Math,” refers to the Adviser’s proprietary investment models, which use mathematical analysis of critical data to select securities.  The Adviser uses proprietary models to determine the types and amounts of securities in the Portfolio. The models used are fundamental and technical. The fundamental model is a proprietary trading strategy that searches the monthly Morningstar database of profit/loss and balance sheet figures to identify investment candidates. Such figures include, but are not limited to, revenue, earnings, margins, total return, income and p/e ratio. The technical models are proprietary trading strategies based on applying certain mathematical properties (such as linear regressions and weighted moving averages) to the value of a stock index (such as the S&P 500 or Russell 2000).  By using these models, the Adviser seeks to identify recognition patterns and invest in the market when the trends suggest lower risk and not invest in the market when the trends suggest higher risk. The Adviser uses the models to seek optimum returns relative to reduced risk for the Portfolio. The fundamental models include all of the Portfolio’s direct investments in stocks and bonds, and the technical models are generally invested in Underlying Funds.  The proportion of Fund assets invested in either type of model will vary with the Adviser’s investment, allocation and risk reduction strategies, as well as with market conditions and the Adviser’s outlook for the economy.  Use of the proprietary models typically results in active trading, and it is likely that the Fund’s portfolio turnover rate may exceed 100%.  Increased portfolio turnover may increase Fund Expenses such as brokerage commissions, offset gains in the Fund’s performance and have tax consequences.

Although the Fund does not seek current income, it may invest in Underlying Funds that, in turn, invest in long, medium, or short-term bonds and other fixed income securities of varying credit quality, whenever the Adviser believes they offer a potential for capital appreciation, for example high yield bond funds (commonly known as “junk bonds”).  Typically, the Portfolio will not invest directly in bonds and other fixed income securities.  However, if warranted pursuant to the Adviser’s proprietary investment models, the Portfolio may pursue such direct investments to the extent the Adviser deems consistent with the Portfolio’s investment objective.

Risk Management and Defensive Strategies.

In response to market, economic, political or other conditions, the Adviser may invest strategically and for defensive purposes to reduce risk.  With respect to the technical models, the Portfolio may invest in inverse funds when the market is expected to fall.  Inverse index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%). When the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Inverse funds are expected to be used very infrequently in only the strongest down-trending markets. Both the technical and fundamental proprietary models include risk-adjustment factors and the percentage of the Portfolio’s total assets invested in the models will fluctuate depending upon how the models identify the current market risk relative to reward. When the market risk is deemed high, a substantial position (up to 100%) may be invested in money market funds, cash or cash equivalents. This could affect the Portfolio’s performance and its ability to achieve its investment objective.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  Some of the principal risks that the Portfolio is exposed to are investment management risk, stock market volatility and derivatives risk. Investment management risk is the risk that the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Underlying Fund and, indirectly, the Portfolio. To the extent that the Portfolio or Underlying Funds invest in equity securities, the Portfolio will be subject to the volatility of the stock market and the risk that the price of a security will rise or fall due to changing economic, political or market conditions.  The Portfolio’s investments in HBIFs may significantly increase the Portfolio’s exposure to the volatility of the market represented by the underlying index. Derivatives risk resulting from said HBIFs investments in futures and options also will have a proportionate impact on the Portfolio.  A small investment in derivatives could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the Portfolio’s other investments.  The Portfolio’s investment strategies expose it to other risks as well.  Please refer to the section entitled “Risks” for more risk factors that you should consider before investing.

PERFORMANCE

Because the Portfolio has commenced investment operations only recently, no performance information is available for the Portfolio at this time.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be sent to shareholders semi-annually.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of the Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees (1)	1.00%
Other Expenses (2)	0.76%
Acquired Fund Fees and Expenses (Underlying Funds) (3)	0.55%
Total Annual Fund Operating Expenses	3.31%
Fee Waiver and/or Expense Limitation (4)	0.27%
Net Expenses	3.04%

1.

Shareholders of the Portfolio pay annual 12b-1 expenses of up to 1.00%.  Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of up to 0.50%.  Shareholders will receive advance notice of any increase.  A portion of the fee payable pursuant to the plan, equal to 0.25% of the Fund’s average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The Adviser may receive such service fees with respect to Fund accounts for which it provides shareholder servicing.

2.

These expenses, which include custodian, administration, transfer agency and other customary fund expenses, are based on estimated amounts for the Portfolio’s current fiscal year.

3.

Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the Portfolio’s current fiscal year.

4.

Critical Math Advisors LLC (the “Adviser”) has agreed contractually to waive its management fee and to reimburse expenses, other than any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation, at least until April 30, 2008, such that total annual fund operating expenses do not exceed 2.49% of average daily net assets, subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Portfolio and its shareholders.  Please see the section below entitled “Management of the Portfolio” for a definition of what are considered to be extraordinary or non-recurring expenses.

Underlying Fund Expenses: The Underlying Funds have their own annual fund operating expenses, similar to those of the Fund.  As a result, your cost of investing in the Portfolio may be substantially higher than the cost of investing directly in the Underlying Fund shares.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.  Furthermore, the strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Portfolio. Any returns from Underlying Fund investments will be net of such expenses.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Portfolio’s operating expenses remain the same (except for the expense limitation during year 1).

Please note that the Year 1 example and the first year of the Year 3 example below will, if applicable, reflect the effect of the Adviser’s expense limitation agreement.  If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR
1	$307
3	$993

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Portfolio is a diversified, open-end investment company that seeks growth and risk-adjusted total return.  The Portfolio’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Implementation of Investment Objective

The principal investment strategy of the Portfolio is to invest in the Underlying Funds and equity and debt securities including ADRs.

Allocation of Assets. The Adviser allocates the Portfolio’s assets among the Underlying Funds or individual securities representing various segments of the financial markets, which may include various style and capitalization combinations as further described below.  The Adviser varies these allocations in accordance with its proprietary asset allocation models, which are designed to anticipate and respond to economic and market trends, particularly market volatility trends, seeking a mix that will most likely achieve the Portfolio’s investment objective while mitigating the attendant risk.  Each such model is rule-based, such that the Adviser is bound to adhere to the model’s buy and sell signals with respect to that portion of the Portfolio’s assets allocated to the model. A security is sold in the fundamental model when it no longer meets all the required criteria (e.g. revenue, earnings, margins, total return, income, p/e ratio, etc.). Stop-loss limits may also determine when a security is sold. Investments are sold in the technical models when a trend change is identified and the current holdings are deemed inappropriate in the new market condition. Each model has built in mechanisms that attempt to capture returns in up markets and avoid loss in down markets.  At times, the models may require reduced exposure or neutrality with respect to the stock markets, at which time a significant portion of the Portfolio’s assets may be held in cash or cash equivalent positions, or fixed income securities.

Fundamental Models – Direct Investments:  The Adviser assesses the relative risk and reward potential throughout both the equity and fixed income markets, underweighting investments if their performance is expected to be weak, and overweighting investments in segments where the Adviser believes performance will justify the risk.  Prior to investing in a security, the Adviser utilizes proprietary fundamental models that screen thousands of stocks and bonds in accordance with the Adviser’s criteria, which includes profit/loss and balance sheet figures such as, but not limited to, revenue, earnings, margins, total return, income, p/e ratio and p/b ratio. The typical holding period for each stock will be three to four months although some may be held less than a month and a few may be held for more than a year. Equity securities in which the Portfolio will invest include, but are not limited to, common and preferred stock, convertible securities, and warrants.  The Portfolio may purchase ADRs through sponsored or unsponsored facilities.  The Portfolio may invest in foreign securities directly, but will only do so under limited circumstances; for example, the model recommends purchasing a security for which there is no equivalent ADR.  Although the Portfolio does not seek current income, it may invest directly up to 25% of its total assets in long, medium, or short-term bonds and other fixed income securities with no minimum credit quality whenever the Adviser believes they offer a potential for capital appreciation.  As explained under “Technical Models” below, the Adviser typically will invest in Underlying Funds that provide current income, rather than invest directly in fixed income securities. There is no assurance that the Adviser will be successful in its assessments in meeting the Portfolio’s investment objective.

Technical Models – Selection of Underlying Funds:  The Adviser invests in index and sector funds, based on proprietary technical systems.  It typically invests in HBIFs that track core indices such as the Russell 2000 and S&P 500 Indices, and further allocates assets among various sector mutual funds as well as money market funds. The technical models vary in investment selection and trade frequency, with an average holding period of four to five months.  The Portfolio invests in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and futures.  The Adviser selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment advisers and portfolio managers, their market exposure and volatility, and on the analysis of their past performance (absolute, relative and risk-adjusted).

The Adviser also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation, tenure and relative performance of the portfolio managers, general composition of its investment portfolio and current and expected portfolio holdings. Some of the Underlying Funds in which the Portfolio invests may not share the same investment objective and investment limitations as the Portfolio. The Portfolio may invest its assets in Underlying Funds from different mutual funds families, managed using a variety of investment objectives and strategies.  Also, because the Portfolio may invest heavily in HBIFs and because the number of investment advisers offering a wide range of HBIFs is limited, the Portfolio may have a large percentage of its Underlying Fund assets managed by one investment adviser.  Under certain circumstances, the Adviser may invest in Underlying Funds known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of a specific benchmark.

Some of the Underlying Funds have exemptive orders permitting investments by the Portfolio that exceed the 3% limit of ownership of Underlying Funds outlined in Section 12(d)(1)(F) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Portfolio will adhere to the guidelines stated in said exemptive orders when investing in excess of 3% of the outstanding shares of such Underlying Funds.

The Underlying Funds are subject to their own expenses and fees similar to the Portfolio and, as an investor in the Underlying Funds, the Portfolio will be subject to these expenses and fees.  The Portfolio may purchase “no-load” mutual funds, which are sold and purchased without a sales charge. The Portfolio may also purchase “load” mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Portfolio. In addition, when the Adviser believes it is appropriate, the Portfolio may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Portfolio will not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds.  With respect to the Critical Math Portfolio, the Adviser may receive shareholder servicing fees for the performance of certain administrative tasks (e.g., quarterly reporting, quarterly meetings, telephone calls) with respect to Portfolio shareholder accounts.

While the Adviser uses models having risk reduction techniques, there is, of course, no guarantee that all of them will function as intended all of the time. As a result, moderate, in most cases, would best describe the investor in this Portfolio. Since risk reduced money market funds are used extensively, some investors in the conservative area might be appropriate. With the risk reduction techniques used, the Portfolio does not consider itself an aggressive investor, relative to the investment universe to which the Portfolio may be compared.

Derivatives and Hedging Techniques. Although the Portfolio typically will not invest directly in derivatives, the Underlying Funds in which the Portfolio invests use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o

To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.

o

As a substitute for buying or selling securities.

o

As a cash flow management technique.

A derivative contract will obligate or entitle the Underlying Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Underlying Fund’s stock market, currency and interest rate exposure, and the Portfolio’s own portfolio will be impacted proportionately to its investment in such Underlying Funds. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Underlying Fund may not fully benefit from or may lose money on derivatives, if changes in their value do not correspond as anticipated to changes in the value of the Underlying Fund’s holding.  The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Underlying Fund less liquid and harder to value, especially in declining markets.

Risks

Although the Portfolio will strive to meet its objective, there is no assurance that it will.

The Portfolio is subject to the following principal risks:

o

Operating History:  Newly formed registered investment companies, such as the Portfolio, are subject to significantly increased costs as a result of Federal securities laws and as such, there can be no guarantee that the Portfolio will be able to achieve its investment objective.

o

Stock Market Volatility:  Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see “Issuer-Specific Risks” below). Consequently, the value of your investment in the Portfolio will go up and down, which means that you could lose money. The Portfolio’s investments in HBIFs may increase its exposure to stock market volatility.

o

Equity Securities: When the Portfolio invests in Underlying Funds that own equity securities such as common or preferred stock or warrants, or in these equity securities directly, the value of your investment in the Portfolio will fluctuate in response to stock market movements.

o

Debt Securities: When the Portfolio invests in Underlying Funds that own bonds, or in this type of security directly, the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Portfolio. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

In addition, Underlying Funds may invest in what are sometimes referred to as high yield or “junk bonds.”  These securities generally are rated less than investment grade (i.e. less than “BBB” by S&P).  Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities. The Portfolio also may invest directly in below-investment grade securities.

o

Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Portfolio. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

o

Prepayment Risk: Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

o

Investment Management Risk:  When the Portfolio invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Portfolio.

o

Underlying Fund Strategies:  When the Portfolio invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Portfolio may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the Portfolio to lose money if the value of a security sold short by the Portfolio, or an Underlying Fund in which the Portfolio invests, does not go down as the Adviser expects.

o

Shares of Other Investment Companies Risk:  The Portfolio may invest in shares of other mutual funds as a means to pursue its investment objective.  As a result of this policy, your cost of investing in the Portfolio may be substantially higher than the cost of investing directly in Underlying Fund shares.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Portfolio may prevent the Portfolio from allocating its investments in the manner the Adviser considers optimal. The Portfolio intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Portfolio.  The Portfolio will not purchase Underlying Funds that charge a sales load upon redemption, but the Portfolio may purchase Underlying Funds that have an early redemption fee.  In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Portfolio.  Underlying Funds whose shares are purchased by the Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the Underlying Fund’s outstanding shares during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of an Underlying Fund’s outstanding shares therefore, may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.  This liquidity risk is reduced, however, as many of the Underlying Funds in which the Portfolio may invest have a policy of not taking advantage of this 1% threshold and, in fact, go so far as to encourage frequent purchases and redemptions of any size.  In addition, certain Underlying Funds have exemptive orders in place that allow the Portfolio to own up to 25% of the assets of said Underlying Funds.  When the Portfolio concentrates its investments in certain Underlying Funds, the Portfolio’s portfolio will have a risk profile for such investments that will correspond to that of such Underlying Funds and Investment Management Risk, described above, increases proportionately.

o

Inverse Correlation Risk:  Underlying Funds that are Inverse Funds should lose value as the index or security tracked by such Portfolio’s benchmark increases in value;  a result that is the opposite from traditional mutual funds.

o

Issuer-Specific Risks: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

o

Growth Stock Risk:  Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o

Value Stock Risk:  Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

o

Small and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

o

IPO Risk: The Portfolio may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such Portfolio’s performance.

o

Portfolio Turnover Risk: The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.  The Portfolio’s portfolio turnover is expected to be over 100% annually, as the Portfolio is actively traded.

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ADR Risk:  ADRs may be purchased by the Portfolio or by Underlying Funds through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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Derivatives Risk: Although the Portfolio typically will not invest directly in derivatives, a significant amount of the Portfolio’s assets may be exposed to derivatives risk by virtue of the Portfolio’s investments in Underlying Funds, particularly HBIFs, which invest in derivatives.  Such derivatives include options, futures, options on futures (including those relating to stocks, indices, foreign currencies and interest rates), and swaps. A small investment in derivatives could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held directly or indirectly by the Portfolio will not correlate with the Portfolio’s other investments.  For additional information regarding the risks associated with investing in derivative securities, please see the Statement of Additional Information.

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Futures and Options Risk: The Underlying Funds, and to a lesser extent, the Portfolio, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, and for other risk management purposes. Futures and options contracts are described in more detail below.

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Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

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Options. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Portfolio.

Use of derivative instruments by the Underlying Funds, and to a limited extent, the Portfolio, presents various risks including the following:

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Tracking - When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent a fund from achieving the intended hedging effect or expose a fund to the risk of loss.

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Liquidity - Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets a fund may not be able to close out a position without incurring a loss.

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Leverage - Trading in derivative instruments can result in large amounts of leverage.  Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by a fund and could cause a fund’s net asset value to be subject to wider fluctuations than would be the case if the fund did not use the leverage feature in derivative instruments.

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Hedging - When a derivative is used as a hedge against an opposite position that a fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

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Investment – When a fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  A fund is therefore directly exposed to the risks of that derivative.  Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

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Availability - Derivatives may not be available to a fund upon acceptable terms.  As a result, the fund may be unable to use derivatives for hedging or other purposes.

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Credit - When a fund uses derivatives; it is subject to the risk that the other party to the agreement will not be able to perform.

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Segregation Requirements - As an open-end investment company registered with the SEC, the Portfolio (and the Underlying Funds) are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions.  In accordance with these positions, with respect to certain kinds of derivatives, the funds must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-or staff-approved measures, while the derivatives contracts are open.  For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the funds must cover their open positions by setting aside liquid assets equal to the contracts’ full, notional value.  With respect to forwards and futures that are contractually required to “cash-settle,” however, the funds are permitted to set aside liquid assets in an amount equal to the fund’s daily marked-to-market (net) obligations, if any (i.e., the fund’s daily net liability, if any), rather than the notional value.  By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the funds will have the ability to employ leverage to a greater extent than if the funds were required to segregate assets equal to the full notional value of such contracts.  The use of leverage involves certain risks.  See section above entitled “Risks”.  The funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Other Potential Risks:

In addition to the principal risks of the Portfolio listed above, investing in the Portfolio may involve the following additional risks:

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Leveraging Risk: The use of leverage by the Portfolio or Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Portfolio’s gains or losses. During periods in which the Portfolio is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Portfolio’s assets will be higher than if the Portfolio did not use leverage, because the fees are calculated as a percentage of the Portfolio’s assets, including those purchased with leveraging.

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Defensive Strategies:  In response to market, economic, political or other conditions, the Adviser may temporarily invest for defensive purposes, whereby  up to 100% of the Portfolio’s assets may be invested in cash or cash equivalent securities.  If the Adviser does so, it could affect the Portfolio’s performance and the Portfolio might not achieve its investment objective.

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Foreign Exposure:  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with direct investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Neither the Portfolio nor the Underlying Funds are expected to invest significantly in direct foreign investments.

Portfolio Holdings Disclosure:

A description of the Portfolio’s policies and regarding the release of portfolio holdings information is available in the Portfolio’s Statement of Additional Information.

INVESTMENT ADVISER

The Portfolio has entered into an investment advisory agreement with Critical Math Advisors LLC, an investment advisory firm organized in Delaware.  The Adviser is located at 29 Emmons Drive, Suite A-20, Princeton, NJ 08540.  As of January 31, 2007, Adviser manages approximately $50 million in mutual funds, variable annuities and flexible premium variable life insurance policies.

The Adviser has overall supervisory responsibility for the general management and investment of the Portfolio and its securities portfolio.  Under the investment advisory agreement, the Adviser manages the Portfolio’s investments and business affairs, subject to the supervision of the Board of Trustees.  The Portfolio pays an annual investment advisory fee to the Adviser equal to 1.00% of the average daily net assets of the Portfolio.

The Adviser has agreed contractually to waive its investment advisory fee and to reimburse expenses, other than any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation, at least until April 30, 2008, such that the total annual fund operating expenses do not exceed 2.49% of average daily net assets, subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Portfolio’s expenses and boost its performance.

Under the terms of the expense limitation agreement, the following examples of fees and expenses that would not be considered to be extraordinary or non-recurring include, but are not limited to, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, U.S. Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Portfolio’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and meetings.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Portfolio is available in the Statement of Additional Information and provided in the Portfolio’s Reports to Shareholders.

Portfolio Managers

The Portfolio is managed by a team of professional money managers. The members of the team who are currently responsible for the day-to-day management of the Portfolio are Lewis Arno, Derek Bilcik and Donna McGill.

Mr. Lewis Arno, the primary portfolio manager of the Portfolio, currently holds the title of President and Managing Member with the Adviser.  Mr. Arno currently holds the following positions: President of Financial Planning Analysts, Inc. and Registered Representative of Brookstreet Securities Corporation, a registered broker dealer.  Mr. Arno began his financial planning business in 1974. In 1986, in addition to advanced estate planning, he began concentrating on money management, developing proprietary investment models and strategies designed to provide risk-averse returns.  In 2003, Roger Schreiner’s Select Advisors, BTS Asset Management, Standard and Poor’s Investment Advisory LLC, and Rydex Global Advisors selected him as one of the top ten managers in the country.

Mr. Derek Bilcik has worked with the Adviser since 1996 and currently holds the title of Senior Vice President and Chief Compliance Officer.  Mr. Bilcik also currently holds the following positions: Associate of Financial Planning Analysts, Inc. and Registered Representative of Brookstreet Securities Corporation, a registered broker dealer.  Mr. Bilcik is responsible for system modeling and trading.  Mr. Bilcik received his B.S. in Finance with a Minor in Statistics from Rutgers University in 1993.

Ms. Donna McGill has worked with the Adviser since 1986 and currently holds the title of Vice-President and Systems Supervisor.  Ms. McGill also currently holds the position of Associate of Financial Planning Analysts, Inc.  Ms. McGill is responsible for testing, programming and maintaining all of the rule-based, proprietary models and trading.  Ms. McGill has a B.S. in Information Systems from Thomas Edison State College and is a Registered Paraplanner.

The Portfolio’s SAI provides information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Portfolio shares.

The composition of the team may change from time to time without notice.

NET ASSET VALUE

Shares of the Portfolio are sold at NAV.  The NAV of each Portfolio is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  The NYSE and the Portfolio are open every day other than weekends, most Federal holidays and Good Friday.  On occasion, the New York Stock Exchange will close before 4:00 P.M. (Eastern Time). When that happens, the NAV will be calculated as of the time the NYSE closes.  The NAV is determined by dividing the value of the Portfolio’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/number of shares = NAV).  The NAV takes into account the expenses and fees of the Portfolio, including investment advisory, administration, and distribution fees, which are accrued daily.  Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in proper form before the close of trading on the NYSE  (normally 4:00 p.m. Eastern Time) on that day.

Generally, the Portfolio’s securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Portfolio may use independent pricing services to assist in calculating the value of the Portfolio’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Portfolio.  In computing NAV of the Portfolio, the Adviser values foreign securities held by the Portfolio at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Portfolio’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Portfolio prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Portfolio calculates its NAV, the Adviser may need to price the security using the Portfolio’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by short term traders.

HOW TO PURCHASE AND REDEEM SHARES

As described earlier in this prospectus, shares of the Portfolios are intended to be sold to certain separate accounts of the participating life insurance company, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. All investments in the Portfolios are credited to the shareholder’s account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract. Redemptions are processed on any day on which the Portfolios are open for business.

When Order is Processed

Shares of the Portfolio are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts.  These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in proper form.  All requests received in good order by the participating life insurance company, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day.  Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day.  The insurance company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal funds to the Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolio, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.    As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX STATUS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).  As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio’s intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolio are offered only to the separate accounts of the participating life insurance company and its affiliates.  Separate accounts are insurance company separate accounts that fund the annuity contracts.  Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Portfolio.  The Portfolio intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisers.

DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

MARKET TIMING

Frequent trading into and out of the Portfolio can harm all Portfolio shareholders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Portfolio’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.  The Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolio nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Portfolio.

Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders.  Short of rejecting all transactions made by a separate  account, the Portfolio lacks the ability to reject individual short-term trading transactions.  The Portfolio, therefore, has to rely upon the insurance company to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract.  The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved.  The Portfolio will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate individual market timers in the separate accounts and there can be no assurances that the Portfolio will be able to do so. Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor

Aquarius Fund Distributors, LLC (“Aquarius” or “Distributor”), 1005 South 107th Avenue, Suite 201, Omaha, Nebraska 68114, is the distributor for the shares of the Portfolio. Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Portfolio are offered on a continuous basis.

Rule 12b-1 Plan

The Portfolio has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of shares of the Portfolio.  The Plan allows the Portfolio to pay distribution fees for the sale and distribution of its shares and allows the Portfolio to pay for services provided to shareholders.  Shareholders of the Portfolio pay annual 12b-1 expenses of up to 1.00%.  Currently, the Board has authorized the Portfolio to pay up to 0.50%.  Shareholders will receive advance written notice of any increase. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the NASD Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Adviser (not the Portfolio) may pay certain financial institutions (which may include banks, brokers, securities dealers, insurance companies, and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for contract holders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

VOTING AND MEETINGS

If required by the SEC, the insurance company that issued your variable annuity contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which they did receive instructions (either for or against a proposal).  To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  The Trust consists of more than one portfolio.  Each portfolio will vote separately on matters relating solely to that portfolio or which affects that portfolio differently. However, all shareholders will have equal voting rights on matters that affect all portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Trust does not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one third of the outstanding shares of the Trust constitutes a quorum (or one third of a portfolio or class if the matter relates only to the portfolio or class).

FINANCIAL HIGHLIGHTS

Because the Portfolio is newly organized, there is no financial or performance information included in this Prospectus.  Once this information is available, you may request this information by calling the Portfolio at 1-866-263-9260.

NOTICE OF PRIVACY POLICY & PRACTICES

The privacy of our shareholders is important to us.  The Portfolio is committed to maintaining the confidentiality, integrity and security of shareholder information.  When a shareholder provides personal information, the Portfolio believes that the shareholder should be aware of policies to protect the confidentiality of that information.

Because shares of the Fund are offered only to the participating insurance company and its separate accounts to fund the benefits of variable annuity contracts, and to qualified pension and retirement plans and unregistered separate accounts, the Trust does not collect personal information about you, the underlying investor.  The Trust collects the following nonpublic personal information from the separate accounts:

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Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and

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Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Portfolio does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Portfolio is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Portfolio restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Portfolio maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

CRITICAL MATH PORTFOLIO

Adviser	Critical Math Advisors LLC 29 Emmons Drive, Suite A-20 Princeton, NJ 08540
Distributor	Aquarius Fund Distributors, LLC 1005 South 107th Avenue, Suite 201 Omaha, NE 68114
Legal Counsel	Thompson Hine LLP Walnut Street Cincinnati, OH 45202
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197
Independent Accountants	Briggs, Bunting & Dougherty, LLP Two Penn Center Plaza, Suite 820 Philadelphia, PA 19102

Several additional sources of information are available to you.  The SAI dated May 1, 2007 contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Portfolio at 1-866-263-9260 or visit www.usualfund.com to obtain, without charge, copies of the SAI, the annual report and the semi-annual report, to request other information about the Portfolio and to make shareholder inquiries.

You may review and obtain copies of each Portfolio’s information at the SEC Public Reference Room, 100 F Street NE, Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Portfolio is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811- 21853

 CRITICAL MATH PORTFOLIO

A Series of Northern Lights Variable Trust

STATEMENT OF ADDITIONAL INFORMATION

 May 1, 2007

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Critical Math Portfolio dated May 1, 2007, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-866-263-9260.

TABLE OF CONTENTS

THE PORTFOLIO
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
THE DISTRIBUT OR
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
ADMINISTRATION
FUND ACCOUNTING
TRANSFER AGENT
CUSTODIAN
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

THE PORTFOLIO

The Critical Math Portfolio (the “Portfolio”) is a series of Northern Lights Variable Trust, a Delaware statutory trust organized on November 23, 2005 (the “Trust”). The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Portfolio may issue an unlimited number of shares of beneficial interest.  All shares of the Portfolio have equal rights and privileges.  Each share of the Portfolio is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Portfolio is entitled to participate equally with other shares (i) in dividends and distributions declared by the Portfolio and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Portfolio are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Portfolio is a diversified series of the Trust.  The Portfolio’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Portfolio’s shares are only offered on a continuous basis to one insurance company that offers variable  annuity insurance contracts and flexible premium variable life insurance policies (“Contracts”), certain qualified pension and retirement plans (“Qualified Plans”), separate accounts that are not registered as investment companies (“Unregistered Separate Accounts”) and other persons permitted to hold shares of the Trust pursuant to Treasury Regulation 1.817-5.

The Portfolio does not foresee any disadvantage to purchasers of Contracts arising out of these arrangements.  Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of purchasers of various Contracts and/or Qualified Plans to conflict.  For example, violation of the federal tax laws by one separate account investing in the Portfolio could cause the Contracts funded through another separate account to lose their tax-deferred status, unless remedial action is taken.  If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Portfolio.  If it becomes necessary for any separate account to replace shares of the Portfolio with another investment, the Portfolio may have to liquidate securities on a disadvantageous basis.

For a description of the methods used to determine the share price and value of the Portfolio’s assets, see “Net Asset Value” in the Portfolio’s Prospectus and “Purchase, Redemption and Pricing of Shares” in this Statement of Additional Information.

TYPES OF INVESTMENTS

The investment objective of the Portfolio and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies and Risks” in the Prospectus.  The Portfolio’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Portfolio may invest, strategies Critical Math Advisors LLC (the “Adviser”) may employ in pursuit of the Portfolio’s investment objective and a summary of related risks. The Portfolio will make only those investments described below that are in accordance with its investment objective and policies.  The Portfolio may invest in the following instruments either directly, or through its investments in other investment companies and exchange traded funds (the “Underlying Funds”).   The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Portfolio achieve its investment objective.

CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Portfolio, together with any company or companies controlled by the Portfolio, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Portfolio), investors buy and sell shares of closed-end funds in the secondary market.

The Portfolio generally will purchase shares of closed-end funds only in the secondary market. The Portfolio will incur normal brokerage costs on such purchases similar to the expenses the Portfolio would incur for the purchase of securities of any other type of issuer in the secondary market. The Portfolio may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Portfolio purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Portfolio will ever decrease. In fact, it is possible that this market discount may increase and the Portfolio may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Portfolio’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Portfolio.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Portfolio’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

COMMERCIAL PAPER. The Portfolio may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

EXCHANGE TRADED FUNDS. ETFs are funds that track their related index and have the flexibility of trading like a security. They are established by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs have many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

COMMON AND PREFERRED STOCKS.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decrease in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  The Portfolio may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

DEPOSITARY RECEIPTS.  The Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting  rights to the holders of such receipts in respect of the deposited securities.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES.  The Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that the Adviser determines to be of comparable quality to the other obligations in which the Portfolio may invest.  Such securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include but are not limited to the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

CONVERTIBLE SECURITIES.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

OPEN-END INVESTMENT COMPANIES. The Portfolio and any “affiliated persons”, as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Portfolio’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Portfolios and its Adviser. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Portfolio without accomplishing any investment purpose.

OTHER INVESTMENT COMPANIES. The Portfolio’s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the Underlying Funds. Under certain circumstances, the Adviser may invest in Underlying Funds known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of a specific benchmark.

Some of the Underlying Funds have exemptive orders permitting investments by the Portfolio that exceed the 3% limit of ownership of Underlying Funds outlined in Section 12(d)(1)(F) under the 1940 Act.  The Portfolio will adhere to the guidelines stated in said exemptive orders when investing in excess of 3% of the outstanding shares of such Underlying Funds.

REGULATORY LIMITATIONS. The Portfolio may engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the Commodity Futures Trading Commission (“CFTC”).

The Portfolio’s use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio’s custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Portfolio’s assets to cover or identified accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements.  A repurchase agreement is an instrument under which the investor (such as the Portfolio) acquires ownership of a security (known as the “Underlying Security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the Underlying Security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Portfolio will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Portfolio for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Portfolio would be invested in such agreements or other securities which are not readily marketable.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. The Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolio has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolio may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SWAP AGREEMENTS. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particularly desired return at a lower cost to the Portfolio than if the Portfolio has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Portfolio’s portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Whether the Portfolio’s use of swap agreements enhance the Portfolio’s total return will depend on the Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolios’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

DERIVATIVE SECURITIES. The Portfolio, to a limited extent, may use various derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the Portfolio’s other investments.  Use of derivative instruments presents various risks including the following:

Tracking --  When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Portfolio from achieving the intended hedging effect or expose the Portfolio to the risk of loss.

Liquidity --  Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Portfolio may not be able to close out a position without incurring a loss.

Leverage – Trading in derivative instruments can result in large amounts of leverage.  Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the Portfolio and could cause the Portfolio’s net asset value to be subject to wider fluctuations than would be the case if the Portfolio did not use the leverage feature in derivative instruments.

Hedging — When a derivative is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Investment —  When the Portfolio uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  The Portfolio is therefore directly exposed to the risks of that derivative.  Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

Availability — Derivatives may not be available to the Portfolio upon acceptable terms.  As a result, the Portfolio may be unable to use derivatives for hedging or other purposes.

Credit — When the Portfolio uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

TRADING IN FUTURES CONTRACTS.  U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio’s open positions in futures contracts, the Portfolio would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolio expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

REGULATION AS A COMMODITY POOL OPERATOR.  The Trust, on behalf of the Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Portfolio’s operation.  Accordingly, the Portfolio is not subject to registration or regulation as a commodity pool operator.

SEC SEGREGATION REQUIREMENTS.  In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Sec. Under those requirements, where the Portfolio has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Portfolio “covers” a long position. For a short position in futures or forward contracts held by the Portfolio, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

LIQUIDITY IMPACT OF MARGIN AND SEC SEGREGATION REQUIREMENTS.  Although the Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days.  However, because the Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions, which would operate to terminate the Portfolio’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolio for hedging purposes is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Portfolio’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

WARRANTS. The Portfolio may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. The Portfolio may, from time to time, purchase securities on a “when-issued” or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

WRITING COVERED PUT OPTIONS. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Portfolio’s portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Portfolio may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

TEMPORARY DEFENSIVE MEASURES.  In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Portfolio for defensive purposes. Such a strategy could include investing up to 100% of the Portfolio’s assets in cash or cash equivalent securities. This could affect the Portfolio’s performance and the Portfolio might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE.  The Portfolio may engage in a high level of trading in seeking to achieve its investment objective, and the annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate for the Portfolio is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.  A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Portfolio’s portfolio are replaced in a one-year period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares.  The Portfolio is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT RESTRICTIONS

The Portfolio has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Portfolio which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Portfolio represented at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.  The Portfolio will not:

(1) Purchase securities on margin, except the Portfolio may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio’s total assets).  For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except the Portfolio may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5) Purchase or sell physical commodities or contracts thereon, except that the Portfolio may enter into financial futures contracts and options thereon.

(6) Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with the Portfolio’s investment objective, policies and restrictions.

(7) Make loans, except that the Portfolio in accordance with its investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Portfolio’s total assets.

 (8) Make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries).

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE PORTFOLIO. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

The Portfolio may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(3) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Portfolio would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Portfolio may invest without limitation in restricted securities provided such securities are considered to be liquid by Trustees, as may be delegated to the Adviser.  If, through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(4) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Portfolio, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Portfolio’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

If a restriction on the Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.  The Portfolio may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Portfolio’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Portfolio shareholders.

The Portfolio will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Portfolio will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Portfolio may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, no sooner than 30 days after the end of each quarter/semi-annual period, a complete schedule of the Portfolio’s portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, the Portfolio’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Portfolio’s portfolio, may have full daily access to portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Portfolio.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Portfolio; therefore, its personnel have full daily access to the Portfolio’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

First National Bank of Omaha.  First National Bank of Omaha is the custodian for the Portfolio; therefore, its personnel have full daily access to the Portfolio’s holdings since that information is necessary in order for them to provide the agreed-upon services for the Portfolio.

Additions to List of Approved Recipients.  Other than disclosures to the entities listed above, there are no ongoing arrangements in place with respect to the disclosure of portfolio holdings.  The Portfolio’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Portfolio’s portfolio securities to persons other than those listed before the Portfolio files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. In no event shall the Portfolios, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Portfolio’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Portfolio’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Portfolio’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Portfolio from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission.  The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan Born: 1944	Trustee Since 2006	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation	13	AdvisorOne Funds (16 portfolios)
Anthony J. Hertl Born: 1950	Trustee Since 2006	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	13	AdvisorOne Funds (16 portfolios); Satuit Capital Management Trust
Gary W. Lanzen Born: 1954	Trustee Since 2006	President, Orizon Investment Counsel, LLC; Founding Partner, Orizon Group, Inc. (a financial services company)	13	AdvisorOne Funds (16 portfolios)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola*** Born: 1952	Trustee Since 2006	Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001).	13	AdvisorOne Funds (16 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1969	President Since June 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Manager, Fund Compliance Services, LLC (since 3/2006); Manager (since 3/2006) and President (since 2004), GemCom LLC; Vice President, JP Morgan Chase & Co. (1998-2001).

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1962	Secretary Since 2006	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1969	Treasurer Since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Michael Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1950	Chief Compliance Officer Since June 2006

President of Fund Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

			N/A	N/A

____________________

1 The term of office of each Trustee listed above began during the year 2005 and will continue indefinitely.

2

“Fund Complex” means Northern Lights Variable Trust and Northern Lights Fund Trust.

3.

Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with  Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Aquarius Fund Distributors, LLC (the Trust’s Distributor) ..

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees.  The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and will meet at least once annually.

Nominating Committee

The Board has a Nominating Committee that consists of all the Independent Trustees.  The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a per meeting fee of $150 if attended in person or via teleconference, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Trust during a year and assumes that the Trust is fully operational and the Trustees have attended all quarterly meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust[1]

L. Merrill Bryan	$600
Anthony J. Hertl	$600
Gary Lanzen	$600
Michael Miola[2]	None

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1

The Trust currently consists of one series.  If additional series are added, each series will assume responsibility for a pro rata portion of the Trustees fees and expenses.

2 This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Aquarius Fund Distributors, LLC (the Trust’s Distributor) ..

Management Ownership

As of December 31, 2006, the Trustees, as a group, owned none of the Portfolio’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, the Portfolio could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Portfolio on such date.  As a result, the Adviser could have the ability to approve or reject those matters submitted to the shareholders of such Portfolio for their approval, including the election of Trustees, approval of an investment advisory agreement and adoption of a distribution plan under Rule 12b-1 of the 1940 Act. However, it is expected that once the Portfolio commences investment operations and its shares are sold to investors that the Adviser’s control will be diluted until such time as the Portfolio is controlled by its shareholders.

As of January 31, 2007, the officers and trustees of the Trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of each Portfolio.

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Portfolio is Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, New Jersey 08540. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Portfolio (the “Advisory Agreement”), Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Portfolio, manages the operations of the Portfolio.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Portfolio in accordance with applicable law and the investment objective, policies and restrictions set forth in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Portfolio and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Portfolio in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Portfolio, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Portfolio with all necessary office facilities and personnel for servicing the Portfolio’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Portfolio or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Portfolio. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Portfolio; preparing all general shareholder communications and conducting shareholder relations; maintaining the Portfolio’s records and the registration of the Portfolio’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Portfolio; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual investment advisory fee rate payable by the Portfolio to Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Portfolio’s average daily net assets:

PORTFOLIO	TOTAL INVESTMENT ADVISORY FEE
Critical Math Portfolio	1.00%

The fee is computed daily and payable monthly. The Adviser is contractually limiting total annual operating expenses, including advisory fees, of the Portfolio through April 30, 2008  ( exclusive of any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) to 2.49% of the Portfolio’s average daily net assets. The estimated expenses for the current fiscal year are below the expense cap.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Trust.  Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser, (c) the fees and certain expenses of the custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Portfolio. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust , the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Portfolio.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Portfolio; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Portfolio and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Portfolio, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) which underscores the Adviser’s concern that all proxies voting decisions be made in the best interests of the Portfolio and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Portfolio.

A general statement of voting policy and specific voting positions has been established by the Adviser. This policy is intended to serve as a guideline and to further the economic value of each security held by the Portfolio.  There will be regular review of this policy.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Portfolio’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account.

More information. Information regarding how the Portfolio voted proxies relating to portfolio securities held by the Portfolio during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Portfolio at (1-866-263-9260); and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

THE DISTRIBUT OR

Aquarius Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Portfolio’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Portfolio. The Underwriting Agreement will automatically terminate in the event of its assignment.

Rule 12b-1 Plan

Under the terms of the Portfolio’s Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), the  Portfolio is authorized to pay the Distributor, participating insurance companies and other intermediaries compensation for account maintenance and shareholder services under the Plan and Agreement, an account maintenance/shareholder servicing fee at the annual rate of 0.25% and, for distribution, sales and promotional activities and services under this Plan and Agreement, incur distribution expenses at the annual rate of 0.75%, of the average net assets of the Portfolio.  Currently, the Board has authorized the Portfolio to pay expenses under the Plan at a maximum annual rate of 0.50% of the average net assets of the Portfolio.  Shareholders will receive notice of any increase.  Such fees are to be paid by the Portfolio monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Portfolio’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Distributor, participating insurance companies and other intermediaries shall use such fee, among other things, to pay interest and principal where such payments have been financed.

The Trust is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

The initial term of the Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan.  The Plan may be terminated at any time by the Trust or the Portfolio by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Portfolio. The Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Plan may not be amended to increase materially the amount paid by the Portfolio, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan.  During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Trust will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the  Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Portfolio at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Portfolio; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

The Portfolio is managed by a team of professional money managers. The members of the team who are currently responsible for the day-to-day management of the Portfolio’s portfolio are Lewis Arno, Derek Bilcik and Donna McGill.  As of January 31, 2007, they were responsible for the management of the following types of accounts, in addition to the Portfolio:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Lewis Arno	1	$25.9 million	0	$0	72	$25.1 million	$51.0 million
Derek Bilcik	1	$25.9 million	0	$0	76	$25.2 million	$51.1 million
Donna McGill	1	$25.9 million	0	$0	74	$25.2 million	$51.1 million

As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

For their services to the Adviser, each portfolio manager receives a fixed, non-performance-based salary from the Adviser based upon length of service and experience.  No other forms of compensation, including performance-based bonuses are offered to portfolio managers by the Adviser.

T he portfolio managers do not own shares of the Portfolio ..

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Portfolio are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Portfolio to brokers or dealers who may, but need not, provide research or statistical material or other services to the Portfolio or the Adviser for the Portfolio’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

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the best net price available;

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the reliability, integrity and financial condition of the broker or dealer;

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the size of and difficulty in executing the order; and

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the value of the expected contribution of the broker or dealer to the investment performance of the Portfolio on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Portfolio may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Portfolio. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of  Portfolio transactions may primarily benefit accounts other than the Portfolio’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Portfolio.  However, a broker’s sale or promotion of Fund shares shall not be a factor considered by investment adviser personnel responsible for selecting brokers to effect securities transactions on behalf of the Portfolio, nor shall the Portfolio or the Adviser enter into any agreement or understanding under which the Portfolio directs brokerage transactions or revenue generated by those transactions to brokers to pay for distribution of Portfolio shares.

PORTFOLIO TURNOVER

The Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. A 100% turnover rate would occur if all of the Portfolio’s portfolio securities were replaced once within a one-year period.

ADMINISTRATION

The Administrator for the Portfolio is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Portfolio, the Administrator provides administrative services to the Portfolio, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Portfolio. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on March 6, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio; (ii) facilitating the performance of administrative and professional services to the Portfolio by others, including the Portfolio’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Portfolio’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with legal counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Portfolio’s shareholders and the SEC; (iv) preparing in conjunction with Portfolio counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Adviser, which may be required to register or qualify, or continue the registration or qualification, of the Portfolio and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Portfolio by the Administrator, the Portfolio pays the Administrator a fund administration fee which is equal to the greater of a minimum fee of $30,000 or 0. 10% on the first $100 million of net assets of the Portfolio, 0.08% on the next $150 million of net assets of the Portfolio and 0.06% on net assets greater than $250 million on the average net assets of the Portfolio. The fees are subject to a 20% discount of service fees in the first year and a 10% discount for all future years. The Portfolio also pays the Administrator for any out-of-pocket expenses.

In its role as Custody Administrator, GFS receives an annual fee based upon a percentage of the Fund's assets, plus certain transactional charges.  There are no minimum fees for GFS's work as Custody Administrator.

FUND ACCOUNTING

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Portfolio with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Portfolio’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Portfolio; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolio’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolio.

For the services rendered to the Portfolio by the Fund Accounting Service Agreement, the Portfolio pays the Fund Accountant a fee equal to a base annual fee plus a basis point fee after the first $25 million in assets, plus out-of-pocket expenses.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Portfolio pursuant to written agreement with Portfolio. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

CUSTODIAN

First National Bank of Omaha (“FNBO” or the “Custodian”) serves as the custodian of the Portfolio’s assets pursuant to a Custody Agreement by and between FNBO and the Trust on behalf of the Portfolio.  FNBO’s responsibilities include safeguarding and controlling the Portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolio’s investments. Pursuant to the Custody Agreement, FNBO also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Portfolio may employ foreign sub-custodians that are approved by the Board to hold foreign assets. FNBO’s principal place of business is 1620 Dodge Street, Omaha, NE 68197.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolio. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Portfolio’s Distributor and Transfer Agent and participating insurance companies and other intermediaries have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectuses under the heading “Net Asset Value,” the net asset value (“NAV”) of the Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Portfolio.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares that (i) are received by the participating insurance company in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading (the “Trade Date”) and (ii) the Trust receives notice of such orders by 10:00 a.m. Eastern time on the following business day are priced at the NAV per share computed as of the close of the regular session of trading on the NYSE on the Trade Date ..  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Portfolio will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax Adviser regarding their investment in the Portfolio.

The Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Portfolio should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Portfolio will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Portfolio.

The Portfolio intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Portfolio unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Portfolio must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Portfolio fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Portfolio would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Portfolio generally would not be liable for income tax on the Portfolio’s net investment income or net realized capital gains in their individual capacities.

The Portfolio is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Portfolio during the preceding calendar year. Under ordinary circumstances, the Portfolio expects to time its distributions so as to avoid liability for this tax.

For a discussion of the tax consequences to holders of variable life or annuity contracts, refer to the prospectuses or other documents you received when you purchased your variable life or variable annuity contracts. Variable life or variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner.  Depending on the variable annuity or variable life contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax.  Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax.  Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Additional Diversification Requirement

In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable life or variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable life or variable annuity contract as such would result in immediate imposition of federal income tax on variable life or variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

The Portfolio intends to comply, and continue to comply, with the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (i.e., separate) accounts.  This requirement place certain limitations on the assets of each insurance company separate account, and, because section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, of the Portfolio, that may be invested in securities of a single issuer.  Specifically, the regulations require that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency or instrumentality is considered a separate issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. Government Securities and securities of other registered investment companies.  Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the holders other than as described in the applicable Contract prospectus.

Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by the Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements.  The Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of the Portfolio’s assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolio.

The above discussion of the federal income tax treatment of the Portfolio assumes that all the insurance company accounts holding shares of the Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code.  Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Under Treasury regulations, if a shareholder realizes a loss on a disposition of the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (such as an insurance company holding the separate accounts referenced in this SAI), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as the separate accounts that owns shares of the Portfolio, are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of the insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Portfolio has selected Briggs, Bunting & Dougherty, LLP, located at Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, as its independent accountants.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, Cincinnati, Ohio 45202 serves as the Trust’s legal counsel.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

CRITICAL MATH ADVISORS, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.

POLICY

Critical Math Advisors, LLC (the “Adviser”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.

PROCEDURES

The Chief Compliance Officer of the Adviser is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Chief Compliance Officer of the Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.

Conflicts of Interest

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

• Manages a pension plan of a company whose management is soliciting proxies;

• Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

• Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, including a mutual fund client, Adviser will resolve such a conflict in the manner described below:

1.

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.

Obtain Consent of Clients.  To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

3.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, Adviser will abstain from voting the securities held by that client’s account.

The Chief Compliance Officer of the Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by Adviser will be addressed as described above in this Section III.A.

B.

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received.  The following are certain circumstances where Adviser will limit its role in voting proxies:

1.

Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to sent the proxy material directly to the client.  If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

2.

Terminated Account:  Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.

Limited Value:  If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies.  Adviser also will not vote proxies received for securities that are no longer held by the client’s account.  In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.

Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

5.

Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

6.

Investments in Other Investment Companies: To the extent the Portfolio invests in other investment companies, the Portfolio is required by the Investment Company Act of 1940, as amended (the “IC Act”) to handle proxies received from these investment companies in a certain manner.  In particular it is the policy of the Adviser to vote all proxies received from other investment companies in the same proportion that all shares of the other investment companies are voted, or in accordance with instructions received from fund shareholders. All proxies received from other investment companies will be reviewed with the Chief Compliance Officer of the Adviser or appropriate legal counsel to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer of the Adviser for future reference.

IV.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.  Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.

GUIDELINES FOR MUTUAL FUND CLIENTS OF THE ADVISER

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.

Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super majority votes;

d.

Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” provisions; and

g.

Permitting “green mail”.

2.

Providing cumulative voting rights.

3.

“Social issues,” unless specific client guidelines supersede.

B.

Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Routine Election of directors recommended by management, except if there is a proxy fight.

2.

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.

Date and place of annual meeting.

4.

Limitation on charitable contributions or fees paid to lawyers.

5.

Ratification of directors’ actions on routine matters since previous annual meeting.

6.

Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7.

Limiting directors’ liability

8.

Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.

9.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

10.

Employee Stock Purchase Plan

11.

Establish 401(k) Plan

C.

Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client.  These matters include:

1.

Pay directors solely in stocks

2.

Eliminate director mandatory retirement policy

3.

Rotate annual meeting location/date

4.

Option and stock grants to management and directors

5.

Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.

Proxies issued by Underlying Investment Companies

The Critical Math Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust, pursues its investment goals in part by investing in other investment companies that are not affiliated with the Portfolio (“Underlying Funds”).  As such, the Portfolio is required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner.  In particular, it is the policy of the Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Portfolio shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  All proxies received from Underlying Funds will be reviewed to ensure proper voting.  After properly voted, the proxy materials are placed in a file maintained by the Adviser for future reference.

Northern Lights Variable Trust

PART C

OTHER INFORMATION

ITEM 23.

EXHIBITS.

(a)(1) (a)(2)

Agreement and Declaration of Trust dated November 4, 2004.  Previously filed on February 14, 2006 as E xhibit (a)(1) to the Registrant’s Registration Statement on Form N-1A (File numbers 811-21853 and 333-131820)(hereinafter referred to as the “Registrant’s Registration Statement”) , and hereby incorporated by reference.

Certificate of Trust dated November 4, 2004.  Previously filed on February 14, 2006 as E xhibit (a)(2) to the Registrant’s Registration Statement , and hereby incorporated by reference.

(b)	By-Laws. Previously filed on February 14, 2006 as E xhibit (b) to the Registrant’s Registration Statement , and hereby incorporated by reference.
(c)

Instruments Defining Rights of Security Holders.   See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Form of Investment Advisory Agreement between the Registrant, on behalf of the Arrow DWA Balanced VIT Fund and Arrow Investment Advisors, LLC was filed on January 11, 2007 as E xhibit (d)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(d)(2)

Form of Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., was filed on January 11, 2007 as E xhibit (d)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

.

(d)(3)

Form of Investment Advisory Agreement between the Registrant, with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio, and JNF Advisors, Inc., was filed on March 2, 2007 as E xhibit (d)(3) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(d)(4)

Form of Sub-Advisory Agreement between JNF Advisors, Inc. and Chicago Equity Partners, LLC, was filed on March 2, 2007 as E xhibit (d)(4) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(d)(5)

Form of Investment Advisory Agreement between the Registrant, with respect to the Critical Math Portfolio, and Critical Math Advisors, LLC, was filed on February 6, 2007 as E xhibit (d)(4) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Portfolio, and Changing Parameters LLC, was filed on March 2, 2007 as E xhibit (d)(6) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(e)	Form of Underwriting Agreement between the Registrant, with respect to Critical Math Portfolio, and Aquarius Fund Distributors LLC is filed herewith.
(f)	Bonus or Profit Sharing Contracts. Not Applicable.
(g)(1)

Form of Custody Agreement between the Registrant and Bank of New York was filed on January 11, 2007 as E xhibit (g) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(g)(2)

Form of Custody Agreement between the Registrant and the First National Bank of Omaha, was filed on February 6, 2007 as E xhibit (g)(2) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(1)

Form of Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as E xhibit (h)(1) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(2)

Form of Administration Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as E xhibit (h)(2) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(3)

Form of Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC was filed on February 6, 2007 as E xhibit (h)(3) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(4)

Form of Expense Limitation Agreement between the Registrant, on behalf of the Arrow DWA Balanced VIT Fund and Arrow Investment Advisors, LLC was filed on January 11, 2007 as E xhibit (h)(4) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(5)

Investor Services Plan of Arrow DWA Balanced VIT Fund was filed on January 11, 2007 as E xhibit (h)(5) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(6)

Form of Custody Administration Agreement between Registrant and the Administrator with respect to certain Funds of the Trust, was filed on February 6, 2007 as E xhibit (h)(6) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(7)

Form of Expense Limitation Agreement between the Registrant, with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio, and JNF Advisors, Inc., was filed on March 2, 2007 as E xhibit (h)(7) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(8)

Form of Expense Limitation Agreement between the Registrant, with respect to the Critical Math Portfolio, and Critical Math Advisors, LLC, was filed on February 6, 2007 as E xhibit (h)(8) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(h)(9)

Form of Participation Agreement between the Registrant, with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio, and Jefferson National Life Insurance Company was filed on April 6 , 2007 as E xhibit (h)(9) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(i)(1)	Opinion of Counsel was filed on April 6 , 2007 as E xhibit (i) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement , and is hereby incorporated by reference.
(i)(2)	Consent of Counsel is filed herewith as Exhibit (i)(2) ..
(j)	Powers of Attorney of the Trustees was filed on April 5, 2007 as E xhibit (j)(4) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement , and is hereby incorporated by reference.
(k)	Omitted Financial Statements. None.
(l)	Initial Capital Agreements was filed on January 11, 2007 as E xhibit (l) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.
(m) (1)

Form of Rule 12b-1 Plan of the Critical Math Portfolio was filed on February 6, 2007 as E xhibit (m) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio is filed herewith as Exhibit (m)(2).
(p)(1)

Code of Ethics of Northern Lights Variable Trust, was filed on January 11, 2007 as E xhibit (p)(1) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(p)(2)

Code of Ethics of Arrow Investment Advisors, LLC was filed on January 11, 2007 as E xhibit (p)(2) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(p)(3)

Code of Ethics of Dorsey, Wright & Associates, Inc. was filed on January 11, 2007 as E xhibit (p)(3) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(p)(4)

Code of Ethics of JNF Advisors, Inc. was filed on March 2, 2007 as E xhibit (p)(4) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(p)(5)

Code of Ethics of Chicago Equity Partners, LLC was filed on March 2, 2007 as E xhibit (p)(5) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(p)(6)

Code of Ethics of Critical Math Advisors, LLC, was filed on February 6, 2007 as E xhibit (p)(5) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

(p)(7)

Code of Ethics of Changing Parameters LLC was filed on March 2, 2007 as E xhibit (p)(7) to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement , and is hereby incorporated by reference.

ITEM 24.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.    None.

ITEM 25.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Advisor” and to the section of the Statement of Additional Information captioned “Investment Advisor and Advisory Agreement”.  The information required by this Item 26 with respect to each director, officer or partner of Arrow Investment Advisors LLC will be incorporated by reference to Form ADV filed by Arrow Investment Advisors LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No.  801-66595).

Certain information pertaining to the business and other connections of Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Balanced VIT Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Advisor” and to the section of the Statement of Additional Information captioned “Sub-Adviser and Sub-Advisory Agreement”.  The information required by this Item 26 with respect to each director, officer or partner of Dorsey, Wright & Associates, Inc. is incorporated by reference to Form ADV filed by Dorsey, Wright & Associates, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-29045).

Certain information pertaining to the business and other connections of JNF Advisors, Inc.,  the Adviser to the JNF Equity Portfolio and the JNF Balanced Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of JNF Advisors, Inc. will be incorporated by reference to Form ADV filed by JNF Advisors, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-67658).

Certain information pertaining to the business and other connections of Chicago Equity Partners, LLC,  the Sub-Adviser to the JNF Equity Portfolio and the JNF Balanced Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Sub-Adviser” and to the section of the Statement of Additional Information captioned “Sub-Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Chicago Equity Partners, LLC is incorporated by reference to Form ADV filed by Chicago Equity Partners, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-57280).

Certain information pertaining to the business and other connections of Critical Math Advisors, LLC,  the Adviser to the Critical Math Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Critical Math Advisors, LLC is incorporated by reference to Form ADV filed by Critical Math Advisors, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-65306).

Certain information pertaining to the business and other connections of Changing Parameters LLC,  the Adviser to the Changing Parameters Portfolio, is hereby incorporated herein by reference to the section of the Prospectus captioned “Investment Adviser” and to the section of the Statement of Additional Information captioned “Investment Adviser”.  The information required by this Item 26 with respect to each director, officer or partner of Changing Parameters LLC is incorporated by reference to Form ADV filed by Changing Parameters LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-63495).

ITEM 27.

PRINCIPAL UNDERWRITER.

Not Applicable.

ITEM 28.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.

Gemini Fund Services, LLC, located at 450 Wireless Blvd., Hauppauge, New York 11788, maintains all records required pursuant to Administrative Service Agreements with the Trust.

First National Bank of Omaha (‘FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Critical Math Portfolio pursuant to a Custody Agreement between FNBO and the Trust.

Bank of New York (‘BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to the Arrow DWA Balanced VIT Fund, the JNF Equity Portfolio and the JNF Balanced Portfolio pursuant to a Custody Agreement between BONY and the Trust.

Arrow Investment Advisors, LLC located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced VIT Fund.

Dorsey, Wright & Associates, Inc. located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Investment Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced VIT Fund.

JNF Advisors, Inc. located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio.

Chicago Equity Partners, LLC located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, pursuant to the Investment Advisory Agreement with JNF Advisors, Inc., maintains all records required pursuant to such agreement with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio.

Critical Math Advisors LLC located at 182 Tamarack Circle, Skillman, NJ 08558 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Critical Math Portfolio.

Changing Parameters LLC located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Changing Parameters Portfolio.

ITEM 29.

MANAGEMENT SERVICES.

Not applicable.

ITEM 30.

UNDERTAKINGS.

Not applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 16 th day May 2007.

NORTHERN LIGHTS VARIABLE TRUST

(Registrant)

/s/ Andrew Rogers

By:

Andrew Rogers, President and

            Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola* Michael Miola	Trustee & Chairman	May 16 , 2007
L. Merill Bryan* L. Merill Bryan	Trustee	May 16 , 2007
Gary Lanzen* Gary Lanzen	Trustee	May 16 , 2007
Anthony Hertl* Anthony Hertl	Trustee	May 16 , 2007
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	May 16 , 2007
/s/ Kevin Wolf Kevin Wolf	Treasurer and Principal Accounting Officer	May 16 , 2007

By:                                               Date: May 16 , 2007

/s/ Emile R. Molineaux

Emile R. Molineaux

*Attorney-in-Fact – Pursuant to Powers of Attorney filed on April 5, 2007.

                                                                               EXHIBIT INDEX

                                                                  Exhibit No.

Form of Underwriting Agreement between the Registrant, with respect to Critical Math Portfolio, and Aquarius Fund Distributors LLC	EX.99.23.e
Consent of Counsel	EX.99.23.i.2
Rule 12b-1 Plan with respect to the JNF Equity Portfolio and the JNF Balanced Portfolio	EX.99.23.m.2